EXHIBIT FS-9

Central Illinois Public Service
Proposed Accounting Entries for Transfer of Electric Assets and Liabilities to Central Illinois Public Service from Union Electric Company
Assuming December 31, 2004 closing

  Proposed
   Account
   Number                Account Description                     Debit            Credit
   ------                -------------------                     -----            ------

     102 Utility plant purchased or sold                                     $109,363,670
     101 Electric plant in service                          $254,007,369
     121 Non-utility property                                    $16,199
     107 Construction work in progress                        $4,425,442
     108 Accumulated provision for depreciation                              $148,281,054
     111 Accumulated provision for amortization                                  $788,087
     135 Working funds                                            $4,000
     142 Accounts receivable                                  $7,843,776
     144 Provision for uncollectible accounts                                    $811,077
     154 Plant materials and operating supplies                       $0
     163 Undistributed stores expense                                 $0
     173 Accrued electric revenues                            $7,792,000
     182 Regulatory asset FAS 109                             $2,747,958
     190 Accumulated deferred income taxes                    $2,296,499
     232 Payroll payable                                                         $311,392
     235 Customer deposits                                                     $1,325,443
     236 Accrued taxes                                                         $1,699,596
     242 Accrued vacation liability                                              $453,102
     252 Customer advances                                                       $141,741
     254 Other regulatory liabilities                                          $2,589,086
     255 Accumulated deferred investment tax credit                            $5,580,225
     282 Accumulated deferred income taxes -                                  $16,657,941
         other property
     283 Deferred income tax liability                       $14,361,442
     233 Notes payable                                                         $2,746,135
     211 Paid in capital                                                       $2,746,136

                                                          --------------------------------
                                                  Balance   $293,494,685     $293,494,685
                                                          ================================


To clear Account 102, Utility Plant Purchased or Sold, and charge Account 233 Notes Payable to Associated
Companies and Account 211 Paid in Capital for the assets and liabilities transferred to AmerenCIPS.

     102 Utility plant purchased or sold                    $109,363,670
     233 Notes payable                                                        $54,681,835
     211 Paid in capital                                                      $54,681,835


The total effect on notes payable and paid in capital is shown below:

     233 Notes payable                                                        $57,427,970
     211 Paid in capital                                                      $57,427,971


  Proposed
   Account
   Number                Account Description                     Debit            Credit
   ------                -------------------                     -----            ------

     102 Utility plant purchased or sold                                      $17,104,105
     101 Gas plant in service                                $31,734,619
     107 Construction work in progress                          $899,925
     108 Accumulated provision for depreciation                               $15,530,439
     142 Accounts receivable                                  $2,554,238
     144 Provision for uncollectible accounts                                     $41,999
     151 Propane fuel stock                                     $144,147
     154 Plant materials and operating supplies                  $12,486
     164 Gas storage                                          $3,752,724
     173 Accrued gas revenues                                 $1,677,000
     182 Regulatory asset FAS 109                               $578,729
     186 Environmental adjustment clause                        $813,694
     190 Accumulated deferred income taxes                      $126,896
     232 Accounts payable - to natural gas supplier                            $2,054,218
     232 Payroll payable                                                          $61,549
     236 Accrued taxes                                                            $95,669
     242 Accrued vacation liability                                               $80,539
     252 Customer advances                                                       $111,104
     253 Environmental cleanup deferred credit                                 $1,000,000
     254 Other regulatory liabilities                                            $198,882
     255 Accumulated deferred investment tax credit                              $205,240
     282 Accumulated deferred income taxes -                                   $3,028,012
         other property
     283 Deferred income tax liability                        $2,901,116
     233 Notes payable                                                         $2,841,909
     211 Paid in capital                                                       $2,841,909

                                                          --------------------------------
                                                  Balance    $45,195,574      $45,195,574
                                                          ================================


To clear Account 102, Utility Plant Purchased or Sold, and charge Account 233 Notes Payable to Associated
Companies and Account 211 Paid in Capital for the assets and liabilities transferred to AmerenCIPS.

     102 Utility plant purchased or sold                     $17,104,105
     233 Notes payable                                                         $8,552,053
     211 Paid in capital                                                       $8,552,052


The total effect on notes payable and paid in capital is shown below:

     233 Notes payable                                                        $11,393,962
     211 Paid in capital                                                      $11,393,961

  Proposed
   Account
   Number                Account Description                     Debit            Credit
   ------                -------------------                     -----            ------


     102 Utility plant purchased or sold                    $109,363,670
     101 Electric plant in service                                            254,007,369
     121 Non-utility property                                                     $16,199
     107 Construction work in progress                                         $4,425,442
     108 Accumulated provision for depreciation             $148,281,054
     111 Accumulated provision for amortization                 $788,087
     135 Working funds                                                             $4,000
     142 Accounts receivable                                                   $7,843,776
     144 Provision for uncollectible accounts                   $811,077
     154 Plant materials and operating supplies                                        $0
     163 Undistributed stores expense                                                  $0
     173 Accrued electric revenues                                             $7,792,000
     182 Regulatory asset FAS 109                                              $2,747,958
     190 Accumulated deferred income taxes                                     $2,296,499
     232 Payroll payable                                        $311,392
     235 Customer deposits                                    $1,325,443
     236 Accrued taxes                                        $1,699,596
     242 Accrued vacation liability                             $453,102
     252 Customer advances                                      $141,741
     254 Other regulatory liabilities                         $2,589,086
     255 Accumulated deferred investment tax credit           $5,580,225
     282 Accumulated deferred income taxes -                  $16,657,941
         other property
     283 Deferred income tax liability                                        $14,361,442
     145 Notes receivable                                     $2,746,135
     216 Retained earnings                                    $2,746,136

                                                          -------------------------------------------
                                                  Balance   $293,494,685     $293,494,685
                                                          ===========================================


To clear Account 102, Utility Plant Purchased or Sold, and charge Account 145 Notes Receivable from Associated
Companies for the assets and liabilities transferred to AmerenCIPS.

     216 Retained earnings                                   $54,681,835
     145 Notes receivable                                    $54,681,835
     102 Utility plant purchased or sold                                     $109,363,670

The total effect on notes receivable and retained earnings is shown below:

     145 Notes receivable                                    $57,427,970
     216 Retained earnings                                   $57,427,971

                             Union Electric Company
                             Electric Utility Plant
                       Assuming December 31, 2004 closing


                                     Account 101           Account 107       Accounts 108 & 111
                                 -------------------  --------------------  -------------------
                                                                               Accumulated
                                      Estimated           Construction        Amortization &
         Plant Category            Electric Plant       Work in Progress       Depreciation          Net Plant
----------------------------     -------------------  --------------------  -------------------  ------------------
Transmission                           $78,192,366            $1,909,200         -$35,583,418         $44,518,148
Distribution                           162,996,870             2,516,242         -107,060,692          58,452,420
General                                 12,818,133                     0           -6,425,031           6,393,102
                                 -------------------  --------------------  -------------------  ------------------
Total Electric                         254,007,369             4,425,442         -149,069,141         109,363,670

                                     Account 121
                                     -----------

                                     Non-Utility
                                      Property
                                      --------
Non-Utility                                  16,199                                                         16,199
                                                                                                 ------------------

                                 -------------------  --------------------  -------------------  ------------------
Total Property and Plant               $254,023,568            $4,425,442        -$149,069,141        $109,379,869
                                 ===================  ====================  ===================  ==================

Union Electric Company
Proposed Accounting Entries for Transfer of Gas Assets and Liabilities from Union Electric Company to Central Illinois Public Service
Assuming December 31, 2004 closing

  Proposed
   Account
   Number                Account Description                     Debit            Credit
   ------                -------------------                     -----            ------


     102 Utility plant purchased or sold                     $17,104,105
     101 Gas plant in service                                                 $31,734,619
     107 Construction work in progress                                           $899,925
     108 Accumulated provision for depreciation              $15,530,439
     142 Accounts receivable                                                   $2,554,238
     144 Provision for uncollectible accounts                    $41,999
     151 Propane fuel stock                                                      $144,147
     154 Plant materials and operating supplies                                   $12,486
     164 Gas storage                                                           $3,752,724
     173 Accrued gas revenues                                                  $1,677,000
     182 Regulatory asset FAS 109                                                $578,729
     186 Environmental adjustment clause                                         $813,694
     190 Accumulated deferred income taxes                                       $126,896
     232 Accounts payable - to natural gas supplier           $2,054,218
     232 Payroll payable                                         $61,549
     236 Accrued taxes                                           $95,669
     242 Accrued vacation liability                              $80,539
     252 Customer advances                                      $111,104
     253 Environmental cleanup deferred credit                $1,000,000
     254 Other regulatory liabilities                           $198,882
     255 Accumulated deferred investment tax credit             $205,240
     282 Accumulated deferred income taxes -                  $3,028,012
         other property
     283 Deferred income tax liability                                         $2,901,116
     145 Notes receivable                                     $2,841,909
     216 Retained earnings                                    $2,841,909

                                                          -------------------------------------------
                                                  Balance    $45,195,574      $45,195,574
                                                          ===========================================


To clear Account 102, Utility Plant Purchased or Sold, and charge Account 145 Notes Receivable from Associated
Companies for the assets and liabilities transferred to AmerenCIPS.

     216 Retained earnings                                    $8,552,052
     145 Notes receivable                                     $8,552,053
     102 Utility plant purchased or sold                                      $17,104,105

The total effect on notes receivable and retained earnings is shown below:

     145 Notes receivable                                    $11,393,962
     216 Retained earnings                                   $11,393,961


                                     Account 101           Account 107       Accounts 108 & 111
                                 -------------------  --------------------  -------------------
                                                                               Accumulated
                                      Estimated           Construction        Amortization &
      Plant Category               Electric Plant       Work in Progress       Depreciation          Net Plant
----------------------------     -------------------  --------------------  -------------------  ------------------

                                      Estimated            Construction         Accumulated
     Plant Category                  Gas Plant           Work in Progress       Depreciation         Net Plant
----------------------------     -------------------  --------------------  -------------------  ------------------
Production                               $815,815                                  -$794,189             $21,626
Distribution                           29,557,965             899,925            -14,082,883          16,375,007
General                                 1,360,839                                   -653,367             707,472
                                 -------------------  --------------------  -------------------  ------------------
Total Gas                             $31,734,619            $899,925            -$15,530,439         $17,104,105
                                 ===================  ====================  ===================  ==================